THE PRUDENTIAL SERIES FUND, INC.
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                                                           PROSPECTUS


                                                           September 15, 2000

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                                                 [Logo Prudential Investments]

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TABLE OF CONTENTS

           1      RISK/RETURN SUMMARY

           1      Investment Objective and Principal Strategies
           1      Principal Risks
           2      Evaluating Performance

           3      HOW THE PORTFOLIO INVESTS

           3      Investment Objective and Policies

           5      OTHER INVESTMENTS AND STRATEGIES

           5      ADRs
           5      Convertible Debt and Convertible Preferred Stock
           5      Derivatives
           5      Forward Foreign Currency Exchange Contracts
           6      Futures
           6      Joint Repurchase Account
           6      Mortgage-related Securities
           6      Options
           6      Repurchase Agreements
           7      Short Sales
           7      Short Sales Against-the-Box
           7      When-issued and Delayed Delivery Securities

           7      HOW THE FUND IS MANAGED

           7      Board of Directors
           7      Investment Adviser
           8      Investment Sub-Adviser
           8      Portfolio Managers

           8      HOW TO BUY AND SELL SHARES OF THE FUND

           8      Net Asset Value
           9      Distributor

          10      OTHER INFORMATION

          10      Federal Income Taxes
          10      European Monetary Union
          10      Monitoring for Possible Conflicts

     For more information see back cover

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RISK/RETURN SUMMARY

This prospectus provides information about the SP Jennison International Growth Portfolio (the Portfolios), which is a separate portfolio of The Prudential Series Fund, Inc. (the Fund).

The Fund offers two classes of shares: Class I and Class II. This prospectus relates only to Class II shares of the Portfolio. Class II shares are sold only to separate accounts of insurance companies other than The Prudential Insurance Company of America (Prudential) as an investment option under variable life insurance and variable annuity contracts (the Contracts). (A separate account is simply an accounting device used to keep the assets invested in certain insurance contracts separate from the general assets and liabilities of the insurance company.)

The following section highlights key information about the Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI), which provides information with respect to all of the investment portfolios of the Fund, including the SP Jennison International Growth Portfolio.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

The following summarizes the investment objective, principal strategies and principal risks for the Portfolios. We describe the terms "company risk," "credit risk," "derivatives risk," "foreign investment risk," "interest rate risk" and "market risk" in the section on Portfolio Risks below.

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SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
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The Portfolio's investment objective is LONG-TERM GROWTH OF CAPITAL. The
Portfolio seeks to achieve this objective by investing in equity-related securities of foreign issuers. This means the Portfolio looks for investments that Jennison thinks will increase in value over a period of years. To achieve its objective, the Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. Loss of money is a risk of investing in this Portfolio.

     PRINCIPAL RISKS:
     o   COMPANY RISK
     o   CREDIT RISK
     o   DERIVATIVES RISK
     o   FOREIGN INVESTMENT RISK
     o   INTEREST RATE RISK
     o   MARKET RISK

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in the Portfolio could lose value, and you could lose money. The following summarizes the significant risks of investing in the Portfolio.

COMPANY RISK. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition.

CREDIT RISK. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt--also known as "high-yield bonds" and "junk bonds"--have a higher risk of default and tend to be less liquid than higher-rated securities.

DERIVATIVES RISK. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a


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position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as interest rate risk, market risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

     FOREIGN INVESTMENT RISK. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk is comprised of the specific risks described below.

     FOREIGN MARKET RISK. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

     CURRENCY RISK. Changes in currency exchange rates may affect the value of foreign securities held by the Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If the Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

     POLITICAL DEVELOPMENTS. Political developments may adversely affect the value of the Portfolio's foreign securities.

     INTEREST RATE RISK. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

     MARKET RISK. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

                                      * * *

     For more information about the risks associated with the Portfolio, see "How the Portfolio Invests--Investment Risks."

                                      * * *

EVALUATING PERFORMANCE

     The SP Jennison International Growth Portfolio is newly-created, and therefore does not have any performance history.

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HOW THE PORTFOLIO INVESTS

INVESTMENT OBJECTIVE AND POLICIES

We describe the Portfolio's investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled "Other Investments and Strategies." Although we make every effort to achieve the Portfolio's objective, we can't guarantee success. The Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
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The investment objective of the Portfolio is to SEEK LONG-TERM GROWTH OF
CAPITAL. The Portfolio seeks to achieve its objective through investment in equity-related securities of foreign companies.

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A FOREIGN STOCK GROWTH PORTFOLIO

The Portfolio seeks long-term growth by investing in the common stock of foreign companies. The Portfolio generally invests in about 60 securities of issuers located in at least five different foreign countries.
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This means the Portfolio seeks investments--primarily the common stock of foreign companies--that will increase in value over a period of years. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.

The Portfolio invests in about 60 securities of primarily non U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in AMERICAN DEPOSITORY RECEIPTS (ADRS).

HOW THE PORTFOLIO INVESTS

In deciding which stocks to purchase for the Portfolio, Jennison looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. Jennison uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, they look at a company's basic financial and operational characteristics as well as compare the company's stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company's stock, its earnings

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growth and the price of existing portfolio holdings. Another important part of
Jennison's research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management's ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

Generally, Jennison looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company's products.

In addition, Jennison looks for companies whose securities appear to be attractively valued relative to: each company's peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company's fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

OTHER INVESTMENTS AND STRATEGIES

MONEY MARKET INSTRUMENTS, BONDS AND OTHER FIXED-INCOME OBLIGATIONS

Money market instruments and bonds are known as fixed-income securities because issuers of these securities are obligated to pay interest and principal. Typically, FIXED-INCOME securities don't increase or decrease in value in relation to an issuer's financial condition or business prospects to the extent that stocks may, although their value does fluctuate inversely to changes in interest rates generally and directly in relation to their perceived credit quality. The Portfolio may buy obligations of companies, foreign countries or the U.S. Government. Money market instruments include the commercial paper and short-term obligations of foreign and domestic corporations, banks and governments and their agencies.

Generally, the Portfolio will purchase only "Investment-Grade" commercial paper and bonds. This means the commercial paper and bonds have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

TEMPORARY DEFENSIVE INVESTMENTS

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the Portfolio's assets when global or international markets are unstable. When the Portfolio is temporarily invested in equity-related securities of U.S. companies, the Portfolio may achieve capital appreciation, although not through investment in foreign companies.

REPURCHASE AGREEMENTS

The Portfolio may also use REPURCHASE AGREEMENTS.


DERIVATIVE STRATEGIES

The Portfolio may use a number of alternative derivative strategies--including derivatives--to try to improve its returns or protect its assets, although the Portfolio cannot guarantee these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

OPTIONS

The Portfolio may purchase and sell put and call OPTIONS on equity securities, stock indices and foreign currencies that are traded on U.S. or foreign securities exchanges, on NASDAQ or in the over-the-counter market.

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FUTURES CONTRACTS AND RELATED OPTIONS, FOREIGN CURRENCY FORWARD CONTRACTS. The
Portfolio may purchase and sell stock and bond index futures contracts and related options on stock and bond index futures. The Portfolio also may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

OTHER STRATEGIES

The Portfolio follows certain policies when it borrows money (the Portfolio can borrow up to 331 @3% of the value of its total assets); lends its securities to others (as an operating policy, which may be changed without stockholder approval, the Portfolio will not lend more than 30% of the value of its total assets, which for this purpose includes the value of any collateral received in the transaction); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including restricted securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days).

                                      * * *

The Statement of Additional Information--which we refer to as the SAI--contains additional information about the SP Jennison International Growth Portfolio. To obtain a copy, see the back cover page of this prospectus.

                                      * * *


OTHER INVESTMENTS AND STRATEGIES

As indicated in the description of the Portfolios above, we may use the following investment strategies to increase the Portfolio's return or protect its assets if market conditions warrant.

ADRS--ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

CONVERTIBLE DEBT AND CONVERTIBLE PREFERRED STOCK--A convertible security is a security--for example, a bond or preferred stock--that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, they offer--through their conversion mechanism--the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

DERIVATIVES--A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Portfolio's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset the Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, the

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Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

FUTURES--A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the buyer would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

JOINT REPURCHASE ACCOUNT--In a joint repurchase transaction, uninvested cash balances of various Portfolios of the Fund are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

MORTGAGE-RELATED SECURITIES are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

OPTIONS--A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier". Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

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REPURCHASE AGREEMENTS--In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

SHORT SALES--In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

SHORT SALES AGAINST-THE-BOX--A short sale against-the-box means the Portfolio owns securities identical to those sold short.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. The Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. The Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

                                      * * *

The Portfolio also follows certain policies when it borrows money; lends its securities; and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, "Investment Objectives and Policies of the Portfolios."

HOW THE FUND IS MANAGED

BOARD OF DIRECTORS

The Board of Directors oversees the actions of the Investment Adviser, the sub-advisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

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INVESTMENT ADVISER
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Prudential serves as the investment manager for the Prudential Jennison.
Prudential has retained Jennison Associates to provide the day-to-day investment management for this Portfolio. Prudential, not the Portfolio, pays the fees of Jennison.

Prudential Investments Fund Management LLC, located at 100 Mulberry Street, New Jersey, NJ is the investment adviser to the SP Jennison International Growth Portfolio. PIFM is responsible for selecting and monitoring one or more sub-advisers to handle the day-to-day investment management of the Portfolio. PIFM, not the Portfolio, pays the fees of the sub-advisers. PIFM employs Jennison Associates LLC as subadviser to this Portfolio. Pursuant to an order issued by the SEC, the SP Jennison International Growth Portfolio may add or change sub-advisers, or change the agreement with its sub-advisers, if PIFM and the Board of Directors concludes that doing so is in the best interests of contract owners investing in the Portfolio and certain other conditions are met. PIFM can make these changes without contract owner approval, but will notify contract owners investing in the Portfolio of any such changes.

Prudential was founded in 1987, and as of December 31, 1999, it had total assets under management of approximately $364 billion. Prudential's headquarters are located at 751 Broad Street, Newark, NJ. PIFM is an indirect wholly-owned subsidiary of Prudential. It and its predecessors have served as manager and administrator to

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investment companies since 1987. As of December 31, 1999, PIFM served as the manager to 42 mutual funds and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $75.6 billion. PIFM's headquarters are located at 100 Mulberry Street, Newark, NJ.

The following chart lists the annual investment advisory fees payable as a percentage of the Portfolio's average net assets.

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  PORTFOLIO                            |           TOTAL ADVISORY FEES AS % OF
                                       |           AVERAGE NET ASSETS
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SP Jennison International Growth Portfolio 0.85

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INVESTMENT SUB-ADVISER
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Jennison Associates LLC (Jennison), a wholly owned subsidiary of Prudential, provides substantially all of the investment advisory services for the SP Jennison International Growth Portfolio. Jennison's address is 466 Lexington Avenue, New York, New York 10017. As of December 31, 1999, Jennison had over $59 billion in assets under management for institutional and mutual fund clients.

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PORTFOLIO MANAGERS
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The Portfolio is co-managed by Howard Moss and Blair Boyer. Mr. Moss and Mr.
Boyer have worked together managing international equity portfolios since 1989. Howard Moss has been an Executive Vice President and Director of Jennison since 1993. Mr. Moss has been in the investment business for 30 years. Mr. Moss received a B.A. from the University of Liverpool. Blair Boyer is an Executive Vice President and Director of Jennison and has been with Jennison since 1993. Mr. Boyer received a B.A. from Bucknell University and an M.B.A. from New York University.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in a Portfolio--Class I and Class II. This prospectus relates only to Class II shares of the Portfolio. Class I shares are sold only to separate accounts of Prudential as investment options under certain Contracts. Class II shares are offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts.

The way to invest in a Portfolio is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in a Portfolio.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% and an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the SEC.

NET ASSET VALUE

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share of the Portfolio is determined once a day--at 4:00 p.m. New York time--on each day the New York Stock Exchange is open for business. If the New York Stock Exchange closes early on a day, the Portfolio's NAV will be calculated some time between the closing time and 4:00 p.m. on that day.

The NAV for the Portfolio is determined by a simple calculation. It's the total value of the Portfolio (assets minus liabilities) divided by the total number of shares outstanding.

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To determine the Portfolio's NAV, its holdings are valued as follows:

EQUITY SECURITIES are generally valued at the last sale price on an exchange or NASDAQ, or if there is not a sale on that day, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

The Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. Therefore, the value of the Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

Short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of Prudential or a sub-adviser, does not represent fair value.

CONVERTIBLE DEBT SECURITIES that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by Prudential or a sub-adviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

OTHER DEBT SECURITIES--those that are not valued on an amortized cost basis--are valued using an independent pricing service.

OPTIONS ON STOCK AND STOCK INDEXES that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

FORWARD CURRENCY EXCHANGE CONTRACTS are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

OVER-THE-COUNTER (OTC) OPTIONS are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). The sub-adviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

SECURITIES FOR WHICH NO MARKET QUOTATIONS ARE AVAILABLE will be valued at fair value by Prudential or PIFM under the direction of the Fund's Board of Directors.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 coveringClass II shares. Under that plan, Class II of each Portfolio pays to PIMS a distribution or "12b-1" fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase

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the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

FEDERAL INCOME TAXES

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice.

The SAI provides information about certain tax laws applicable to the Fund.

EUROPEAN MONETARY UNION

On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each participating state's currency and, on July 1, 2002, the euro is expected to become the sole currency of the participating states. During the transition period, the Fund will treat the euro as a separate currency from that of any participating state. The conversion may adversely affect the Fund if the euro does not take effect as planned; if a participating state withdraws from the European Monetary Union; or if the computing, accounting and trading systems used by the Fund's service providers, or by entities with which the Fund or its service providers do business, are not capable to recognizing the euro as a distinct currency at the time of, and following, euro conversion. In addition, the conversion could cause markets to become more volatile.

MONITORING FOR POSSIBLE CONFLICTS

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

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FOR MORE INFORMATION

Additional information about the Fund and the Portfolio can be obtained upon request without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

(incorporated by reference into this prospectus)

ANNUAL REPORT

(including a discussion of market conditions and strategies that significantly affected the Portfolio's performance during the previous year)

SEMI-ANNUAL REPORT

To obtain these documents or to ask any questions about the Fund:

     Call toll-free (800) 778-2255

     Write to The Prudential Series Fund, Inc., 751 BROAD STREET, NEWARK, NJ 07102-3777

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:
--------

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009

By Electronic Request:
----------------------

publicinfo@sec.gov

(The SEC charges a fee to copy documents.)

In Person:
----------

Public Reference Room
in Washington, DC
(For hours of operation, call 1-202-942-8090

Via the Internet:
-----------------

on the EDGAR Database at
http://www.sec.gov

SEC File No. 811-03623